SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2002


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                     0-10652                94-2751350
-------------------------------       -------------       ----------------------
(State or other jurisdiction of       (File Number)          (I.R.S. Employer
         incorporation)                                   identification number)




                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)



                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Item 5:  Other Events

         On July 17, 2002 the registrant issued a Press Release reporting record earnings for the quarter ending June 30, 2002. Attached hereto as Exhibit 99.36 and incorporated herein by this reference is said Press Release dated July 17, 2002.

         Item 7:  Financial Statements and Exhibits

                  (c)      Exhibits
                           --------

              (99.36)      News Release of North Valley Bancorp dated July 17,
                           2002.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP



                                       By: /s/ SHARON BENSON
                                           ----------------------------
                                           Sharon Benson
                                           Senior Vice President &
Dated: July 17, 2002                       Controller

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